UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 23, 2002


                            THE PENN TRAFFIC COMPANY
             (Exact name of registrant as specified in its charter)


         Delaware                       1-9930                   25-0716800
(State or other jurisdiction          (Commission            (I.R.S. Employer
 of incorporation)                    File Number)           Identification No.)


1200 State Fair Boulevard, Syracuse, New York           13221-4737
(Address of principal executive offices)                (zip code)


Registrant's telephone number, including area code:  (315) 453-7284

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

                  On October 23, 2002, the registrant issued the press release attached as Exhibit 99.1 to this report, which is incorporated by reference into this Item.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  The press release of the registrant is attached as Exhibit
99.1 to this report.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 23, 2002


                                   THE PENN TRAFFIC COMPANY


                                   By:  /s/ Martin A. Fox
                                        ---------------------------------------
                                        Name:   Martin A. Fox
                                        Title:  Executive Vice President and
                                                Chief Financial Officer

                                  EXHIBIT LIST


         EXHIBIT                    DESCRIPTION
         -------                    -----------

         99.1                       Press Release dated October 23, 2002.